UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, NE 68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

         (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 4/30/12

Item 1.  Reports to Stockholders.

ANNUAL REPORT

APRIL 30, 2012

EAS GENESIS FUND

CLASS A SHARES  (EASAX)

CLASS C SHARES  (EASYX)

CLASS I SHARES  (EASIX)

EAS GLOBAL CYCLE FUND

CLASS A SHARES  (EGCAX)

CLASS C SHARES  (EGCEX)

CLASS I SHARES  (EGCSX)

1-877-EAS-0757

(1-877-327-0757)

www.EASfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

EAS FUNDS

ANNUAL SHAREHOLDER LETTER
APRIL 30, 2012

Market Recap

The fiscal year ending April 30, 2012 included a continuation of many of the financial and economic challenges that have been plaguing the global capital markets for quite some time.  Some of these longstanding issues have stubbornly persisted, and the general level of uncertainty indicates no major signs of improvement.  Uncertainty with a variety of inter-related macro issues typically engenders considerable volatility, and this past fiscal year was no different.

Among the macro events that contributed to the volatility in the capital markets during the fiscal year were the following:

▪

Economic fears of a global slowdown and US recession (July - October). A continuous stream of mostly negative data points shook equity markets worldwide.

▪

Standard &Poor’s unprecedented downgrade of US government debt (August).

▪

The European Union (EU) forges Greek bond deal, triggering turmoil in Greece that spreads to other indebted EU countries such as Portugal, Ireland, Italy and Spain (October – November).

▪

European debt downgrades (January) by the major ratings agencies.

▪

US Federal Reserve’s persistent quantitative easing, in one form or another, causing rates to decline along the yield curve.  As measured by the 10-year note, rates plummeted from 3.31% to 1.98%, and continued lower beyond the Funds’ fiscal year end.

▪

US Federal budget deficit worsens through the year and bi-partisan posturing leads to threats of government shut-downs.

▪

Republican presidential primaries in the US.

▪

China’s massive economy slows in response to anemic growth and excessive debt in its trading partners’ economies.

▪

Oil prices swinging pretty wildly, hitting a low of $75 in October and a high of $109 in February.

▪

The deaths of Osama Bin Laden, Mohamar Gadhafi, and Kim Jong II and the ensuing political uncertainty.

While some of these issues are resolved, many others remain fluid and unpredictable.  We believe our refined process and structure will provide our shareholders with more predictable performance in the current fiscal year and beyond, regardless of the macro events that surround us.

Performance

In the fiscal year ended April 30, 2012, the EAS Genesis Fund generated a net return of -6.77%.  In comparison, the benchmark S&P 500 TR was +4.76% and the Morningstar Multi-Alternative category (the Fund’s peer group) was -3.15%. Contributors in the period included investments in Alerian Master Limited Partnership ETF (AMLP), iShares Global Energy ETF (IXC) and Vanguard REIT ETF (VNQ).  Detractors of note included EII International Property Institutional Fund (EIIPX), FPA Crescent Fund (FPACX) and Osterweis Fund (OSTFX).

In the fiscal year ended April 30, 2012, the EAS Global Cycle Fund generated net return of -13.39%.  In comparison, the benchmark MSCI World Index was -4.63% and the EAFE Index was -12.82%. The Morningstar World Stock category (the Global Cycle Fund’s peer group) was -6.36% over the same period.  Performance by strategy allocation was quite mixed and volatile.  Contributors in the period included investments in Currencyshares Swiss Franc Trust ETF (FXF), iShares NASDAQ Biotechnology ETF (IBB) and Payden Emerging Markets Bond Fund (PYEMX).  Detractors of note included EII International Property Institutional Fund (EIIPX), Guggenheim S&P Global Water ETF (CGW), Guggenheim Global Solar ETF (TAN) and exposures to emerging markets via Matthews Pacific Tiger Fund (MIPTX).

During the fiscal year, the Funds faced many market challenges and changes in sentiment, predominantly from the aforementioned macro-economic and geopolitical phenomena rather than from secular trends within specific strategies.  The impact was a tightening of correlations among most, but not all, risk asset classes.

Our Funds’ allocations were biased toward lower-risk active managers who have managed successfully through entire market cycles.  Overall, we think our managers did a decent job of handling the volatility in their respective markets and stayed well within their investment parameters.  However, many still posted negative returns for each Fund’s fiscal year because they were exposed to markets with significant headwinds.  The result of this approach was lower-than-expected performance during this one-year period.

As we enter the new fiscal year, our portfolios remain diversified across a blend of selective investment strategies and themes that we believe offer attractive risk-reward potential in the current and anticipated market environment.  In the Genesis Fund, this includes exposure primarily to liquid alternative strateindicate s, merger arbitrage, foreign currencies and real estate.  In the Global Cycle Fund, this includes exposure to a blend of global themes such as global energy, global infrastructure, biotech, international real estate and emerging market debt.

Market Outlook

Our outlook calls for continued high levels of volatility across many asset classes, in particular US and international equity markets as well as commodity markets, with more muted volatility in fixed income and currency markets.  The drivers of the ongoing volatility include the following key factors:

▪

Economic uncertainty caused by perilous fiscal imbalances across most of the developed world;

▪

A consequential slowing of economic growth in the developing economies;

▪

A debt overhang that policymakers address via short-term fixes rather than structural changes;

▪

 Upcoming national elections in the US, China, India, Korea, Taiwan and Hong Kong (among others); and

▪

Questionable stimulus via further quantitative easing by the US Fed.

All that said, some markets seem to reflect these risks so there could be upside to certain asset classes in the coming quarters.  For example, US equities seem quite attractive trading at a low P/E multiple of about 11x, with many blue chips trading even lower.

Outside the US, large swaths of the European and Asian equity markets are trading at even lower multiples than those in the US. The energy complex - which includes commodities such as crude oil; natural gas and coal; energy equities; and MLPs - are trading at significantly lower prices than during the past few quarters.  This reflects both growing supply and lower demand, and this asset class could be poised for a sustained rally with marginal changes in supply/demand dynamics and sentiment.

Income oriented-assets (high-yield bonds, real estate, and dividend growth stocks) have fared quite well and we expect that to continue given the dearth of yield around the world. On the other hand, US government bonds continue to shine despite the impending bear market that most investors have been forecasting for years.  We expect this asset class – US government bonds -- to hold up fairly well since traditionally it serves as a safe haven during times of stress, as is occurring in Europe day-to-day.  Having said that, the real (inflation-adjusted) yield on most US government paper is now negative so investors must rely on capital appreciation for a positive return, a bet we don’t consider prudent.

In summary, fiscal 2013 is setting up to be a volatile year, but with a disciplined risk-managed approach that includes exposure to selective asset classes - the hallmarks of our Funds -  we believe we are well placed to generate solid risk-adjusted returns while mitigating any permanent loss of capital.  We highly value your support and appreciate your continued partnership as we strive to successfully navigate the current environment and attain each Fund’s investment objectives.  We are committed to serve as your partner in success and look forward to a strong new fiscal year.

Best regards,

The Emerald Team

0940-NLD-6/26/2012

EAS Genesis Fund
PORTFOLIO REVIEW
April 30, 2012

The Fund's performance figures* for the year ended April 30, 2012, as compared to its benchmark:
	One Year	Annualized Since Inception**

EAS Genesis Fund - Class A	(7.14)%	(0.39)%
EAS Genesis Fund - Class A with load	(12.28)%	(1.89)%
EAS Genesis Fund - Class C	(7.86)%	(1.04)%
EAS Genesis Fund - Class I	(6.90)%	(0.13)%
S&P 500 Total Return Index ***	4.76%	4.42%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-327-0757.

** Inception date is August 14, 2008.

*** The S&P 500 Total Return Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Asset Class	% of Net Assets
Equity Funds	22.73%
Sector Fund-Real Estate	12.67%
Aggressive Growth	12.32%
Internet & Telecom	12.29%
Growth & Income-Small Cap	12.17%
Currency Fund	11.09%
Asset Allocation Funds	10.16%
Corporate/Preferred-High Yield	6.35%
Other, Cash & Cash Equivalents	0.22%
100.00%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Global Cycle Fund
PORTFOLIO REVIEW
April 30, 20112

The Fund's performance figures* for the period ended April 30, 2012, as compared to its benchmark:
	One Year	Annualized Since Inception**

EAS Global Cycle Fund - Class A	(13.57)%	(2.53)%
EAS Global Cycle Fund - Class A with load	(18.31)%	(5.78)%
EAS Global Cycle Fund - Class C	(13.45)%	(2.47)%
EAS Global Cycle Fund - Class I	(13.39)%	(2.38)%
MSCI World Index ***	(4.63)%	13.86%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-327-0757.

** Inception date is August 31, 2010.

*** The MSCI World Index is an unmanaged Index.  Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund's return, the Index does not reflect any fees or expenses.

Top Ten Holdings by Asset Class	% of Net Assets
Specialty/Sector Funds	62.10%
Precious Metals	12.48%
Health & Biotechnology	12.12%
International Equity	11.82%
Money Market Fund	1.76%
Other, Cash & Cash Equivalents	(0.28)%
100.00%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Genesis Fund
PORTFOLIO OF INVESTMENTS
April 30, 2012

Shares			Value
	OPEN-ENDED MUTUAL FUNDS - 44.01%

	ASSET ALLOCATION FUND - 10.17%
139,520	Merger Fund		$ 2,205,810

	CURRENCY FUND - 11.10%
199,620	Merk Hard Currency Fund		2,407,411

	EQUITY FUND - 22.74%
248,521	Yacktman Focused Fund		4,933,145

	TOTAL OPEN-ENDED MUTUAL FUNDS (Cost - $9,397,710)		9,546,366

	EXCHANGE TRADED FUNDS - 55.83%

	AGGRESSIVE GROWTH - 12.32%
47,149	iShares Dow Jones Select Dividend Index Fund		2,672,877

	CORPORATE/PREFERRED-HIGH YIELD - 6.35%
15,113	iShares iBoxx $ High Yield Corporate Bond Fund		1,378,305

	GROWTH & INCOME-SMALL CAP - 12.17%
33,890	Vanguard Small-Cap ETF		2,640,709

	INTERNET & TELECOM - 12.30%
72,470	First Trust		2,667,621

	SECTOR FUND-REAL ESTATE - 12.68%
42,010	Vanguard REIT ETF		2,750,395

	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,583,046)		12,109,907

	TOTAL INVESTMENTS - 99.84% (Cost - $20,980,756) (a)		$ 21,656,273
	OTHER LIABILITIES LESS ASSETS - 0.16%		35,090
	NET ASSETS - 100.0%		$ 21,691,363

(a) Represents cost for financial reporting purposes. The cost for federal income tax purposes is $20,984,609 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 716,604
		Unrealized depreciation:	(44,941)
		Net unrealized appreciation:	$ 671,663

See accompanying notes to financial statements.

EAS Global Cycle Fund
PORTFOLIO OF INVESTMENTS
April 30, 2012
Shares		Value
	EXCHANGE TRADED FUNDS - 98.85%

	HEALTH & BIOTECHNOLOGY - 12.16%
2,725	iShares NASDAQ Biotech Index Fund	$ 341,688

	INTERNATIONAL EQUITY - 11.86%
7,125	ProShares Short MSCI EAFE	333,236

	PRECIOUS METALS - 12.52%
7,583	Market Vectors Gold Miners ETF	351,775

	SPECIALTY/SECTOR FUNDS - 62.31%
21,614	Alerian MLP ETF	363,331
9,601	iShares S&P Global Infrastructure Index Fund	341,028
9,427	iShares S&P Global Energy Sector Index Fund	370,387
10,707	SPDR Barclays EM Local Bond	338,877
8,475	SPDR DJ Wilshire Global Real Estate	336,881
		1,750,504

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,875,570)	2,777,203

	SHORT-TERM INVESTMENTS - 1.77%

	MONEY MARKET FUND - 1.77%
49,721	Goldman Sachs Financial Square Funds - Government Fund	49,721
	TOTAL SHORT-TERM INVESTMENTS (Cost - $49,721)

	TOTAL INVESTMENTS - 100.62% ( Cost - $2,925,291) (a)	$ 2,826,924
	OTHER ASSETS LIABILITIES LESS - (0.62) %	(17,315)
	NET ASSETS - 100.00%	$ 2,809,609

(a) Represents cost for financial reporting purposes. The cost for federal income tax purposes is $2,927,819 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 9,171
	Unrealized depreciation	(110,066)
	Net unrealized depreciation	$ (100,895)

See accompanying notes to financial statements.

EAS Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2012
	EAS Genesis Fund	EAS Global Cycle Fund
ASSETS
Investment securities:
At cost	$ 20,980,756	$ 2,925,291
At value	$ 21,656,273	$ 2,826,924
Receivable for securities sold	81,871	-
Prepaid expenses and other assets	29,506	19,484
TOTAL ASSETS	21,767,650	2,846,408

LIABILITIES
Investment advisory fees payable	19,422	101
Fees payable to other affiliates	11,230	5,643
Fund shares repurchased	11,314	9,298
Due to custodian	4,968	-
Distribution (12b-1) fees payable	2,819	555
Accrued expenses and other liabilities	26,534	21,202
TOTAL LIABILITIES	76,287	36,799
NET ASSETS	$ 21,691,363	$ 2,809,609

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 25,197,910	$ 7,994,502
Undistributed net investment income	746,605	748,616
Accumulated net realized loss from security transactions	(4,928,669)	(5,835,142)
Net unrealized appreciation (depreciation) of investments	675,517	(98,367)
NET ASSETS	$ 21,691,363	$ 2,809,609

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 6,942,884	$ 446,733
Shares of beneficial interest outstanding	807,260	46,763
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 8.60	$ 9.55
Maximum Offering price per share
(net asset value plus maximum sales charge of 5.50%)	$ 9.10	$ 10.11

Class C Shares:
Net Assets	$ 1,277,868	$ 513,897
Shares of beneficial interest outstanding	152,485	53,587
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 8.38	$ 9.59

Class I Shares:
Net Assets	$ 13,470,611	$ 1,848,979
Shares of beneficial interest outstanding	1,551,988	193,168
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 8.68	$ 9.57

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

EAS Funds
STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2012
	EAS Genesis Fund	EAS Global Cycle Fund
INVESTMENT INCOME
Dividends	$ 2,064,301	$ 680,913
Interest	211	164
TOTAL INVESTMENT INCOME	2,064,512	681,077

EXPENSES
Investment advisory fees	760,775	233,542
Administrative services fees	79,376	32,695
Distribution (12b-1) fees:
Class A	44,983	5,975
Class C	19,348	9,821
Transfer agent fees	62,001	25,035
Accounting services fees	44,017	34,999
Registration fees	46,000	50,001
Professional fees	28,307	28,296
Printing and postage expenses	20,568	6,005
Compliance officer fees	19,043	3,950
Custodian fees	17,172	10,700
Trustees' fees and expenses	6,034	6,025
Insurance expense	2,011	1,163
Overdraft expense	587	648
Interest Expense	603	1,334
Other expenses	52,367	15,792
TOTAL EXPENSES	1,203,192	465,981

Plus: Expense reimbursement recapture	-	34,379
NET EXPENSES	1,203,192	500,360

NET INVESTMENT INCOME	861,320	180,717

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions	(6,750,908)	(6,286,593)
Options written	328,421	470,311
Net realized loss from investments	(6,422,487)	(5,816,282)

Distribution of realized gains from underlying investment companies	1,534,658	615,115

Net change in unrealized appreciation/(depreciation) from:
Security transactions	(6,794,582)	(2,718,806)
Options written	159,184	77,132
	(6,635,398)	(2,641,674)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND OPTIONS WRITTEN	(11,523,227)	(7,842,841)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (10,661,907)	$ (7,662,124)

See accompanying notes to financial statements.

EAS Funds
STATEMENTS OF CHANGES IN NET ASSETS
	EAS Genesis Fund		EAS Global Cycle Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2012	April 30, 2011	April 30, 2012	April 30, 2011 (a)
FROM OPERATIONS
Net investment income (loss)	$ 861,320	$ (368,470)	$ 180,717	$ (111,329)
Net realized gain (loss) from investments and options written	(6,422,487)	9,677,227	(5,816,282)	135,651
Distribution of realized gains from underlying investment companies	1,534,658	405,499	615,115	127
Net change in unrealized appreciation/(depreciation) on investments
and options written	(6,635,398)	(1,449,307)	(2,641,674)	2,543,307
Net increase (decrease) in net assets resulting from operations	(10,661,907)	8,264,949	(7,662,124)	2,567,756

DISTRIBUTIONS TO SHAREHOLDERS
From distributions in excess of net investment income:
Class A	-	-	-	(2,154)
Class C	-	-	-	-
Class I	-	-	-	(11,039)
From net realized gains
Class A	(1,479,622)	(412,330)	-	(152)
Class C	(200,359)	(25,649)	-	-
Class I	(6,661,747)	(913,615)	-	(671)
Net decrease in net assets from distributions to shareholders	(8,341,728)	(1,351,594)	-	(14,016)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,814,687	8,514,473	570,034	5,993,232
Class C	384,105	847,958	566,937	721,310
Class I	25,333,325	46,565,457	8,639,559	66,835,309
Net asset value of shares issued in
reinvestment of distributions to shareholders:
Class A	1,058,679	368,328	-	852
Class C	126,031	23,089	-	-
Class I	2,127,216	844,332	-	11,611
Redemption fee proceeds:
Class A	1,512	954	-	1,531
Class C	183	156	-	7
Class I	3,688	1,140	136	1,895
Payments for shares redeemed:
Class A	(22,377,207)	(18,412,274)	(5,055,614)	(741,495)
Class C	(1,126,699)	(424,032)	(643,749)	(6,309)
Class I	(78,221,335)	(46,583,358)	(67,472,662)	(1,504,591)
Net increase/(decrease) in net assets from shares of beneficial interest	(68,875,815)	(8,253,777)	(63,395,359)	71,313,352

TOTAL INCREASE/DECREASE IN NET ASSETS	(87,879,450)	(1,340,422)	(71,057,483)	73,867,092

NET ASSETS
Beginning of Period	109,570,813	110,911,235	73,867,092	-
End of Period *	$ 21,691,363	$ 109,570,813	$ 2,809,609	$ 73,867,092
* Includes accumulated undistributed net investment income of:	$ 746,605	$ 1,716	$ 748,616	$ 12,360

(a) The EAS Global Cycle Fund commenced operations August 31, 2010.

See accompanying notes to financial statements.

EAS Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	EAS Genesis Fund		EAS Global Cycle Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
SHARE ACTIVITY	April 30, 2012	April 30, 2011	April 30, 2012	April 30, 2011 (a)
Class A:
Shares Sold	389,955	869,392	55,040	565,665
Shares Reinvested	128,758	37,167	-	81
Shares Redeemed	(2,427,545)	(1,888,292)	(503,781)	(70,242)
Net increase (decrease) in shares of beneficial interest outstanding	(1,908,832)	(981,733)	(448,741)	495,504

Class C:
Shares Sold	41,263	87,262	53,591	66,682
Shares Reinvested	15,688	2,361	-	-
Shares Redeemed	(127,606)	(43,721)	(66,115)	(571)
Net increase (decrease) in shares of beneficial interest outstanding	(70,655)	45,902	(12,524)	66,111

Class I:
Shares Sold	2,588,914	4,655,669	821,877	6,263,119
Shares Reinvested	256,510	84,772	-	1,098
Shares Redeemed	(8,851,504)	(4,639,138)	(6,751,717)	(141,209)
Net increase (decrease) in shares of beneficial interest outstanding	(6,006,080)	101,303	(5,929,840)	6,123,008

(a) The EAS Global Cycle Fund commenced operations August 31, 2010.

See accompanying notes to financial statements.

EAS Funds
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	EAS Genesis Fund						EAS Global Cycle Fund
	Class A						Class A
	For the	For the	For the		For the		For the	For the
	Year Ended	Year Ended	Year Ended		Period Ended		Year Ended	Period Ended
	April 30,	April 30,	April 30,		April 30,		April 30,	April 30,
	2012	2011	2010		2009 (1)		2012 (2)	2011 (2)

Net asset value, beginning of year	$ 10.40	$ 9.77	$ 8.73		$ 10.00		$ 11.05	$ 10.00

Activity from investment operations:
Net investment income (loss) (3)	0.19	(0.05)	(0.07)		(0.06)		0.18	(0.10)
Net realized and unrealized gain (loss)
on investments	(0.98)	0.82	1.11		(1.15)		(1.68)	1.18
Total from investment operations	(0.79)	0.77	1.04		(1.21)		(1.48)	1.08

Paid-in-capital from redemption fees (4)	0.00	0.00	0.00		0.00		0.00	0.00

Less distributions from:
Net investment income	-	-	-		(0.03)		-	(0.03)
Excess of net investment income	-	-	-		(0.03)		-	-
Net realized gains	(1.01)	(0.14)	-		-		0.00	-	(4)
Total distributions	(1.01)	(0.14)	-		(0.06)		0.00	(0.03)

Net asset value, end of year or period	$ 8.60	$ 10.40	$ 9.77		$ 8.73		$ 9.55	$ 11.05

Total return (5)	(7.14)%	7.93%	11.91%		(12.13%)	(6)	(13.57)%	10.88%	(6)

Net assets, end of year or period (000s)	$ 6,943	$ 28,242	$ 36,118		$ 13,903		$ 447	$ 5,474

Ratio of gross expenses to average
net assets (7)	1.77%	1.64%	1.63%		2.34%	(8)	1.97%	2.27%	(8)

Ratio of net expenses to average
net assets (7)	1.77%	1.64%	1.72%	(9)	1.95%	(8)	1.97%	1.95%	(8)

Ratio of net investment (loss) to
average net assets (10)	2.03%	(0.51)%	(0.74)%		(0.90)%	(8)	1.78%	(1.39)%	(8)

Portfolio Turnover Rate	384%	147%	144%		387%	(6)	350%	68%	(6)

(1)	The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	The EAS Global Cycle Fund commenced operations on August 31, 2010.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(6) Not Annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investments companies in which the Fund invests.
(8) Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(10)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Funds
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	EAS Genesis Fund								EAS Global Cycle Fund
	Class C								Class C
	For the		For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended		Year Ended		Period Ended
	April 30,		April 30,		April 30,		April 30,		April 30,		April 30,
	2012		2011		2010		2009 (1)		2012 (2)		2011 (2)

Net asset value, beginning of year	$ 10.24		$ 9.69		$ 8.72		$ 10.00		$ 11.08		$ 10.00

Activity from investment operations:
Net investment income (loss) (3)	0.15		(0.12)		(0.14)		(0.09)		0.43		(0.18)
Net realized and unrealized gain (loss)
on investments	(1.00)		0.81		1.11		(1.14)		(1.92)		1.26
Total from investment operations	(0.85)		0.69		0.97		(1.23)		(1.49)		1.08

Paid-in-capital from redemption fees	0.00	(4)	0.00	(4)	-		-		0.00	(4)	0.00	(4)

Less distributions from:
Net investment income	-		-		-		(0.02)		-		-
Excess of net investment income	-		-		-		(0.03)		-		-
Net realized gains	(1.01)		(0.14)		-		-		0.00	(4)	-
Total distributions	(1.01)		(0.14)		-		(0.05)		0.00		-

Net asset value, end of year or period	$ 8.38		$ 10.24		$ 9.69		$ 8.72		$ 9.59		$ 11.08

Total return (5)	(7.86)%		7.17%		11.12%		(12.33%)	(6)	(13.45)%		10.80%	(6)

Net assets, end of year or period (000s)	$ 1,278		$ 2,284		$ 1,717		$ 386		$ 514		$ 732

Ratio of gross expenses to average
net assets (7)	2.57%		2.39%		2.38%		3.09%	(8)	3.37%		3.02%	(8)

Ratio of net expenses to average
net assets (7)	2.57%		2.39%		2.44%	(9)	2.70%	(8)	2.78%		2.70%	(8)

Ratio of net investment (loss) to
average net assets (10)	1.69%		(1.23)%		(1.46)%		(1.47)%	(8)	4.36%		(2.44)%	(8)

Portfolio Turnover Rate	384%		147%		144%		387%	(6)	350%		68%	(6)

(1)	The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	The EAS Global Cycle Fund commenced operations on August 31, 2010.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(6) Not Annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investments companies in which the Fund invests.
(8) Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(10)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Funds
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	EAS Genesis Fund						EAS Global Cycle Fund
	Class I						Class I
	For the	For the	For the		For the		For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended		Year Ended		Period Ended
	April 30,	April 30,	April 30,		April 30,		April 30,		April 30,
	2012	2011	2010		2009 (1)		2012 (2)		2011 (2)

Net asset value, beginning of year	$ 10.46	$ 9.80	$ 8.74		$ 10.00		$ 11.05		$ 10.00

Activity from investment operations:
Net investment income (loss) (3)	0.34	(0.03)	(0.05)		0.04		0.27		(0.09)
Net realized and unrealized gain (loss)
on investments	(1.11)	0.83	1.11		(1.24)		(1.75)		1.18
Total from investment operations	(0.77)	0.80	1.06		(1.20)		(1.48)		1.09

Paid-in-capital from redemption fees (4)	0.00	0.00	0.00		0.00		0.00		0.00

Less distributions from:
Net investment income	-	-	-		(0.03)		-		(0.04)
Excess of net investment income	-	-	-		(0.03)		-		-
Net realized gains	(1.01)	(0.14)	-		-		0.00	(4)	0.00	(4)
Total distributions	(1.01)	(0.14)	-		(0.06)		0.00		(0.04)

Net asset value, end of year or period	$ 8.68	$ 10.46	$ 9.80		$ 8.74		$ 9.57		$ 11.05

Total return (5)	(6.90)%	8.21%	12.13%		(12.01%)	(6)	(13.39)%	(6)	10.94%	(6)

Net assets, end of year or period (000s)	$ 13,471	$ 79,045	$ 73,076		$ 43,510		$ 1,849		$ 67,661

Ratio of gross expenses to average
net assets (7)	1.49%	1.39%	1.38%		1.70%	(8)	1.54%		2.02%	(8)

Ratio of net expenses to average
net assets (7)	1.49%	1.39%	1.47%	(9)	1.70%	(8)	1.54%		1.70%	(8)

Ratio of net investment (loss) to
average net assets (10)	3.57%	(0.26)%	(0.50)%		0.70%	(8)	2.57%		(1.24)%	(8)

Portfolio Turnover Rate	384%	147%	144%		387%	(6)	350%		68%	(6)

(1)	The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	The EAS Global Cycle Fund commenced operations on August 31, 2010.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(6) Not Annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investments companies in which the Fund invests.
(8) Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(10)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2012

1.

ORGANIZATION

The EAS family of mutual funds (each a “Fund”, collectively the “Funds”) is comprised of two different active managed funds.  Each Fund is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The EAS Genesis Fund (the “Genesis Fund”) commenced operations on August 14, 2008 and the EAS Global Cycle Fund (the “Global Cycle Fund”) commenced operations on August 31, 2010.  The investment objective of each Fund is as follows:

Fund

Primary Objective

Genesis Fund

Preservation and growth of capital

Global Cycle Fund

Long-term growth of capital

Each Fund currently offers three classes of shares; Class A, Class C and Class I shares.  Class C and I shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.50%.  There are no sales charges on reinvested distributions. If you invest in more than one class of a Fund, you should notify the Funds of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of Intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" in the Funds’ prospectus.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

•

reinvesting dividends or distributions;

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•

exchanging an investment in Class A Shares of another fund for an investment in a Fund;

•

a current or former director or trustee of the Trust;

•

an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any Dependent of the employee, as defined in section 152 of the Internal Revenue Code) of the Funds’ Advisor or its affiliates or of a broker-dealer authorized to sell shares of such funds; or

•

purchasing shares through the Funds’ Advisor; or

•

purchasing shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a special arrangement with a Fund.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Funds’ income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.  Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last reported bid price on the valuation date.  If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2012

“Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2012 for the Funds’ assets and liabilities measured at fair value:

EAS Genesis Fund

Assets *	Level 1	Level 2	Level 3	Total
Open Ended Mutual Funds	$ 9,546,366	$ -	$ -	$ 9,546,366
Exchange Traded Funds	12,109,907	-	-	12,109,907
Total	$ 21,656,273	$ -	$ -	$ 21,656,273

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2012

EAS Global Cycle Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 2,777,203	$ -	$ -	$ 2,777,203
Money Market Funds	49,721	-	-	49,721
Total	$ 2,826,924	$ -	$ -	$ 2,826,924

The Funds did not hold any Level 3 securities during the period.

There were no significant transfers into and out of Level 1 and 2 during the current period presented.

* Refer to the Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  The accounting records are maintained in U.S. dollars.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Options transactions - The Funds may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio and to generate income or gain for the Funds.  The ability of the Funds to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured.  The Funds will comply with applicable regulatory requirements when implementing these techniques and instruments.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

The Funds are subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2012

The number of option contracts written and the premiums received by the Genesis Fund during the year ended April 30, 2012, were as follows:

	Genesis Fund		Global Cycle Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, April 30, 2011	-	-	-	-
Options written	50	425,125	740	512,415
Options closed	(50)	(425,125)	(740)	(512,415)
Options outstanding, April 30, 2012	-	-	-	-

As of April 30, 2012, the amount of unrealized appreciation and realized gain on option contracts subject to equity price risk amounted to $328,421 and $159,184, respectively for EAS Genesis and $470,311 and $77,132, respectively for EAS Global.  Such figures can be found on the Statement of Assets & Liabilities and Statement of Operations.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

Federal income tax – It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), for the Genesis Fund or expected to be taken in each Fund’s 2012 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2012

3.  INVESTMENT TRANSACTIONS

For the year ended April 30, 2012, cost of purchases and proceeds from sales of Fund securities, other than short-term investments amounted to the following:

Fund

Purchases

Sales

Genesis Fund

$256,587,064

 $324,031,874

Global Cycle Fund

    90,338,015

   135,755,182

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds.  Emerald Asset Advisors, LLC serves as the Funds’ Investment Advisor (the “Advisor”).  The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Advisory Agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Genesis Fund’s average daily net assets, and 0.75% of Global Cycle Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 30, 2012, to waive a portion of its advisory fee and has agreed to reimburse each of the Funds for other expenses to the extent necessary so that the total expenses incurred by each Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.95%, 2.70% and 1.70% per annum of each Fund’s average daily net assets for Class A, Class C and Class I shares, respectively.  During the year ended April 30, 2012 the Advisor waived fees totaling $5,792 for the Global Cycle Fund.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund's Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than 1.95%, 2.70% and 1.70% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.95%, 2.70% and 1.70% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.95%, 2.70% and 1.70% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). During the year ended April 30, 2012 the Global Cycle Fund recaptured $34,379 of previously waived expenses. As of April 30, 2012 there was $5,792 of fees waivers subject to recapture by the Advisor through April 30, 2014 on the Global Cycle Fund.

The Board has adopted, on behalf of the Funds, a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of its average daily net assets for Class A shares (of which up to 0.25% is a shareholder service fee) and 1.00% of its average daily net assets for Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder service fee) is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the year ended April 30, 2012, pursuant to the Plan, EAS Genesis Class A shares paid $44,983 and Class C shares paid $19,348 and EAS Global Cycle Class A shares paid $5,975 and Class C shares paid $9,821.

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2012

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is an affiliate of GFS.

Each Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Trustees - Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) -  Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5.  REDEMPTION FEE

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund from which the redemption is made.  For the year ended April 30, 2012, the Genesis Fund accessed $1,512, $183, and $3,688 for Class A, Class C, and Class I shares, respectively.  For the year ended April 30, 2012, the Global Cycle Fund assessed $23, $99, and $455 for Class A, Class C, and Class I shares, respectively.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the period ended April 30, 2012 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain
Genesis Fund	$ 265,309	$ 8,076,419
Global Fund	-	-

The tax character of fund distributions for the period ended April 30, 2011 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain
Genesis Fund	$ -	$ 1,351,594
Global Fund	14,016	-

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2012

As of April 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital	Post October	Unrealized	Total
	Ordinary	Long-Term	Loss	& Late Year	Appreciation/	Accumulated
	Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
Genesis Fund	$ 746,605	$ -	$ (3,038,654)	$ (1,886,161)	$ 671,663	$ (3,506,547)
Global Fund	747,276	-	(3,496,774)	(2,334,500)	(100,895)	(5,184,893)

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and adjustments for return of capital distributions by C corporations.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to adjustments for return of capital distributions by C corporations.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such capital losses as follows:

Capital
Losses
Genesis Fund	$ 1,886,161
Global Fund	2,334,500

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At April 30, 2012, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Short-Term	Long-Term	Total	Expiration
Genesis Fund	$ 3,038,654	$ -	$ 3,038,654	Non-expiring
Global Fund	3,496,774	-	3,496,774	Non-expiring

Permanent book and tax differences, primarily attributable to the reclass of distributions, adjustments for grantor trusts and return of capital distributions from C corporations, resulted in reclassification for the period ended April 30, 2012 as follows:

7.    NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2012

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

	Paid in	Undistributed Net	from Security Transactions
	Capital	Investment Income	and Options Written
Genesis Fund	$ 313,928	$ (146,242)	$ (167,686)
Global Fund	76,574	555,539	(632,113)

8.    SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

EAS Genesis Fund

EAS Global Cycle Fund

We have audited the accompanying statements of assets and liabilities of EAS Genesis Fund and EAS Global Cycle Fund, each a series of Northern Lights Fund Trust (the “Trust”), including the portfolios of investments, as of April 30, 2012,  with respect to EAS Genesis Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from August 14, 2008 (commencement of operations) through April 30, 2009,  with respect to EAS Global Cycle Fund the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended and for the period from August 31, 2010 (commencement of operations) through April 30, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EAS Genesis Fund and EAS Global Cycle Fund as of April 30, 2012, the results of their operations, changes in net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 27, 2012

 EAS FUNDS

SUPPLEMENTAL INFORMATION

April 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	98

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (since  2007); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	98	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

EAS FUNDS

SUPPLEMENTAL INFORMATION (Continued)

April 30, 2012

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen Born in 1972	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Adviser Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and GemCom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-377-5155.

Approval of Advisory Agreement – EAS Funds

At a meeting of the Board of Trustees on May 22, 2012, the Board, including the “Independent Trustees” (those who are not an “interested person,” as defined under the Investment Company Act of 1940, as amended, of the Trust, Emerald or Trademark) deliberated whether to approve the New Advisory Agreement with Emerald.  In determining to approve the New Advisory Agreement, the Trustees considered written materials provided by Emerald (the “Report”) that had been provided to the Board prior to the meeting.  These materials included information on: the investment performance of the Fund; the overall organization of the adviser; any changes in investment management staffing; and current financial information.

In their consideration of the proposed New Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of Emerald’s capabilities and the experience of its personnel.  The Trustees noted that upon approval of the New Advisory Agreement and the Sub-Advisory Agreement, Emerald would contract with Trademark to implement the Fund’s investment strategies, and Emerald would execute the Fund’s trades based on Trademark’s recommendations.  The Trustees concluded that Emerald has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  With respect to the Fund’s performance, the Board noted that the Fund’s 1-year performance from 2011 to 2012 was low for its peer group and that the Fund’s performance was below average for its peer group since the Fund’s inception.  This noted, the Board also considered the steps that Emerald has taken to improve its performance.  The Board noted that Emerald has replaced the Fund’s lead portfolio manager, developed new investment strategies, and is proposing to hire a sub-adviser to advise on execution of the new strategy.  In light of this, the Board was satisfied with the steps that Emerald is taking to improve the Fund’s performance.

Fees and Expenses.  The Board noted that the New Advisory Agreement would charge an annual fee for the Fund equal to 1.00% of the Fund’s average daily net assets, and that this fee was higher than the Current Advisory Agreement.  The Trustees also notes that the expense limitation agreement between the Fund and Emerald would not change in spite of the increase in Fund expenses.  However, the Board also noted that notwithstanding the fee increase, the fee was still below the average fee charged by other funds in the Fund’s peer group.  The Trustees concluded that the Fund’s advisory fee and expense ratios were reasonable.

Economies of Scale.  The Board, including the Independent Trustees, considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  It was noted that because of the relatively small size of the Fund, economies of scale were not a relevant consideration at this time.  However, the Board concluded that Emerald’s willingness to consider breakpoints in the future once the Fund reaches a certain level of assets was satisfactory.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by Emerald in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits realized by Emerald from other activities related to the Fund.  The Trustees agreed that excess profitability was not a concern at this time.

Conclusion.  Having requested and received such information from Emerald as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, determined that the proposed New Advisory Agreement was in the best interests of the Fund and their shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Approval of Sub-Advisory Agreement – EAS Funds

At a meeting of the Board of Trustees on May 22, 2012, the Board, including the Independent Trustees, deliberated whether to approve the Sub-Advisory Agreement with Trademark. In determining to approve the Sub-Advisory Agreement, the Trustees considered written materials provided by Trademark (the “Report”) that had been provided to the Board prior to the meeting.  These materials included information on: the investment performance of Trademark; the overall organization of the sub-adviser; any changes in investment management staffing; and current financial information.

In their consideration of the proposed Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of Trademark’s capabilities and the experience of its personnel.  The Trustees noted that Trademark’s portfolio managers each have extensive backgrounds in portfolio management, and that they each have an extensive experience with technical analysis.  The Trustees also noted the portfolio manager’s emphasis on risk management and focus on understanding the market environment.  The Trustees also noted that Trademark had hired a consultant to assist its Chief Compliance Officer in performing her duties.

Further, the Trustees noted that Trademark pays expenses incurred by it in connection with acting as investment sub-adviser to the Fund, including expenses related to all employees, office space, and facilities.  The Adviser to the Fund responded to a series of questions from the Board regarding Trademark’s investment approach, risk management methods and compliance policies.  The Trustees concluded that, overall, they were satisfied with the nature, extent, and quality of the services that would be provided to the Fund under the Sub-Advisory Agreement.

Performance.  Because Trademark had not yet managed the Fund, the Board could not consider Trademark’s investment performance with respect to the Fund.  However, as to the investment performance of Trademark, the Board did consider the investment performance for Trademark’s Separately Managed Account Growth Portfolio, a composite of accounts currently managed by Trademark, compared to the S&P 500’s performance.  Based upon their review, the Trustees concluded that Trademark’s performance managing separate accounts was reasonable.

Fees and Expenses.  The Board considered the sub-advisory fee to be paid by Emerald and the impact of those fees on the advisory fees.  The Board also considered whether the sub-advisory fee was sufficient to incentivize Trademark.  Following the discussion, the Board concluded that Trademark’s proposed sub-advisory fee was reasonable.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  The Board noted that the Sub-Advisory Agreement contains a breakpoint.  The Board recalled their consideration of this factor with respect to approval of the New Advisory Agreement.  It was noted that because of the relatively small size of the Fund, economies of scale were not a relevant consideration at this time.  However, the Board concluded that Emerald’s willingness to consider breakpoints in the future once the Fund reaches a certain level of assets was satisfactory.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by Trademark in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for their services to the Fund. The Trustees agreed that excess profitability was not a concern at this time.

Conclusion.  Having requested and received such information from Trademark as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, determined that the proposed Sub-Advisory Agreement was in the best interests of the Fund and their shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the Sub-Advisory Agreement and voted to recommend it to shareholders for approval.

EAS Funds

EXPENSE EXAMPLES

April 30, 2012 (Unaudited)

As a shareholder of a Fund in The EAS Funds, you incur two types of costs: (1) transaction costs including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the EAS Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from November 1, 2011 through April 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the EAS Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During Period*	Ending Account Value 4/30/12	Expenses Paid During Period*
EAS Genesis Fund Class A	1.77%	$1,000.00	$1,016.60	$ 8.92	$1,016.15	$ 8.92
EAS Genesis Fund Class C	2.57%	$1,000.00	$1,012.30	$ 12.93	$1,012.15	$ 12.93
EAS Genesis Fund Class I	1.49%	$1,000.00	$1,019.00	$ 7.52	$1,017.55	$ 7.52

EAS Global Cycle Class A	1.97%	$1,000.00	$1,061.10	$ 10.07	$1,015.03	$ 9.84
EAS Global Cycle Class C	2.78%	$1,000.00	$1,060.50	$ 14.20	$1,011.01	$ 13.86
EAS Global Cycle Class I	1.54%	$1,000.00	$1,061.60	$ 7.87	$1,017.16	$ 7.70

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (366).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-EAS-0757 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-EAS-0757.

INVESTMENT ADVISOR

Emerald Asset Advisors, LLC

2843 Executive Park Drive

Weston, FL 33331

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $30,700

2011 - $29,100

(b)

Audit-Related Fees

2012 - None

2011 - None

(c)

Tax Fees

2012 - $6,200

2011 - $5,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $6,200

2011 - $5,900

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/9/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

7/9/12